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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 1999
                                                        ----------------

                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                   0-25812                        16-1353600
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(State or other jurisdiction      (Commission                   (IRS Employer
        of incorporation)          File Number)              Identification No.)


 510 Huntmar Park Drive, Herndon, Virginia                           20170
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (703) 904-4100
                                                   --------------


          (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

         PSINet Inc. previously reported in its Form 8-K dated August 24, 1999 that it had entered into a definitive agreement to acquire Transaction Network Services, Inc. ("TNI"). This Form 8-K includes unaudited pro forma consolidated financial information for PSINet as of June 30, 1999 and for the year ended December 31, 1998 and for the six months ended June 30, 1999, which information is being filed as an Exhibit to this Form 8-K. This Form 8-K also incorporates by reference audited financial statements of TNI for the year ended December 31, 1998 and unaudited financial statements of TNI for the three and six months ended June 30, 1999 which are included in TNI's Annual Report on Form 10-K for the year ended December 31, 1998 and TNI's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999, respectively.

         TNI was incorporated in August 1990 to build and operate a communications network focused on the network services needs of the POS (point-of-sale/ point-of-service) transaction processing industry through its POS division. TNI currently operates four divisions: (1) the POS Division which includes TNI's TransXpress network services for the POS transaction processing industry, (2) the Telecom Services Division which includes TNI's CARD*TEL telephone call billing validation and fraud control services and other services targeting primarily the telecommunications industry, (3) the Financial Services Division which provides integrated data and voice services including the TNI FastLink Data Service in support of the Financial Information eXchange messaging protocol and other transaction oriented trading applications primarily to the financial services industry, and (4) the International Systems Division which markets TNI's products and services internationally.

         Some of the information included in or incorporated by reference in this Form 8-K may contain forward-looking statements, such as information relating to the effects of acquisitions. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking statements may discuss our future expectations or contain projections of our results of operations or financial condition or expected benefits to us resulting from acquisitions or other transactions. We cannot assure you that the future results indicated, whether expressed or implied, will be achieved. For a discussion of the risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should read "Risk Factors" included as Exhibit 99.1 to our Form 10-Q for the quarterly period ended
June 30, 1999 and our other periodic reports and documents filed with the Securities and Exchange Commission.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) EXHIBITS.

         Exhibit 23.1   Consent of Arthur Andersen LLP.

         Exhibit 99.1 Financial Statements of Transaction Network Services, Inc. for the year ended December 31, 1998.

         Exhibit 99.2 Financial Statements of Transaction Network Services, Inc. for the quarter ended March 31, 1999.

         Exhibit 99.3 Financial Statements of Transaction Network Services, Inc. for the quarter ended June 30, 1999.

         Exhibit 99.4 PSINet Inc. Unaudited Pro Forma Consolidated Financial Information.



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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   September 16, 1999              PSINET INC.


                                         By: /s/ David N. Kunkel
                                            ------------------------------------
                                            David N. Kunkel
                                            Executive Vice President and
                                             General Counsel



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                                  EXHIBIT INDEX


EXHIBIT NUMBER            EXHIBIT NAME                                        LOCATION
---------------          --------------                                      ----------
23.1             Consent of Arthur Andersen LLP.                     Filed herewith.

99.1             Financial Statements of Transaction Network         Incorporated by reference to Item 8 of
                 Services, Inc. for the year ended December 31,      Transaction Network Services, Inc.'s Annual
                 1998.                                               Report on Form 10-K for the year ended
                                                                     December 31, 1998 (File No. 0-23856).



99.2             Financial Statements of Transaction Network         Incorporated by reference to Item 1 of
                 Services, Inc. for the quarter ended March 31,      Transaction Network Services, Inc.'s Quarterly
                 1999.                                               Report on Form 10-Q for the quarter ended
                                                                     March 31, 1999 (File No. 0-23856).

99.3             Financial Statements of Transaction Network         Incorporated by reference to Item 1 of
                 Services, Inc. for the quarter ended June 30,       Transaction Network Services, Inc.'s Quarterly
                 1999.                                               Report on Form 10-Q for the quarter ended
                                                                     June 30, 1999 (File No. 0-23856).

99.4             PSINet Inc. Unaudited Pro Forma Consolidated        Filed herewith.
                 Financial Information.
